SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 23, 2007
LIGHTBRIDGE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE (STATE OR OTHER JURISDIC- TION OF INCORPORATION)	000-21319 (COMMISSION FILE NUMBER)	04-3065140 (IRS EMPLOYER IDENTIFICATION NO.)

293 BOSTON POST ROAD WEST, MARLBOROUGH, MASSACHUSETTS (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	01752 (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (508) 229-3200
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
30 Corporate Drive, Burlington, MA 01803
CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

☐	SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

☐	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

☐	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
Ex-99.1 Press Release dated April 25, 2007 entitled "Lightbridge Announces First Quarter 2007 Financial Results."
Ex-99.2 Press Release dated April 23, 2007 entitled "Lightbridge, Inc. and Payment Services Interactive Gateway Corp. Jointly Announce Lightbridge's Intent to Acquire PSiGate."

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 25, 2007, we issued a press release reporting our first quarter results. A copy of the press release entitled “Lightbridge Announces First Quarter 2007 Financial Results” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
ITEM 8.01.   OTHER EVENTS.
On April 23, 2007, we issued a press release announcing that we entered into a non-binding letter of intent whereby we will acquire all the outstanding shares of Payment Services Interactive Gateway Corp. (“PSiGate”) of Mississauga, Ontario, and that we entered into an agreement with PSiGate providing for exclusivity until June 15, 2007. A copy of the press release entitled “Lightbridge, Inc. and Payment Services Interactive Gateway Corp. Jointly Announce Lightbridge’s Intent to Acquire PSiGate” is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.
(c) EXHIBITS.
     99.1   Press Release dated April 25, 2007 entitled “Lightbridge Announces First Quarter 2007 Financial Results.”
     99.2   Press Release dated April 23, 2007 entitled “Lightbridge, Inc. and Payment Services Interactive Gateway Corp. Jointly Announce Lightbridge’s Intent to Acquire PSiGate ”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE, INC.
By:	/s/ Timothy C. O’Brien
Timothy C. O’Brien
Vice President, Finance and Administration, Chief Financial Officer and Treasurer

April 25, 2007